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                               LOOMIS SAYLES FUNDS

                       Supplement dated August 8, 2001 to
                   Loomis Sayles Fixed Income Funds Prospectus
                             dated February 1, 2001

Effective immediately, shares of the Loomis Sayles Short-Term Bond Fund (the "Fund") will no longer be available for purchase. The Fund currently intends to cease operations on or about October 31, 2001.